SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments

June 30, 2023 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Cryptocurrency and Digital Assets
Bitwise Ethereum Fund, LLC - c,i	08/01/2022	$8,000,000	$8,844,543	0.73%
BlackRock Trust 91 - a,i	09/30/2022	7,500,000	11,505,008	0.95
Brevan Howard Digital Asset Multi-Strategy Fund, L.P. Class B - b,g	04/01/2022	162,609,850	134,729,496	11.15
Brevan Howard Digital Asset Multi-Strategy Fund, L.P. Class B - side pocket - f	04/01/2022	25,390,151	24,274,424	2.01
Galaxy Institutional Ethereum Fund, LP Class B - a,i	07/01/2021	21,472,496	17,697,180	1.46
Galaxy Institutional Ethereum Fund, Ltd Class B - a,i	07/01/2021	12,114,342	9,898,321	0.82
Multicoin Capital Offshore, SPC - b,h	12/01/2021	34,882,545	10,210,382	0.85
Multicoin Capital Offshore, SPC - side pocket - f	12/01/2021	36,617,455	2,876,855	0.24
NYDIG Institutional Bitcoin Fund LP - a,i	12/11/2020	52,724,604	69,522,428	5.75
Polychain Global Ltd. - d,h	01/01/2022	32,102,253	7,569,708	0.63
Polychain Global Ltd. - side pocket - f	01/01/2022	14,897,747	4,949,247	0.41
Pomp Bracket Digital Assets IV, LLC - f	08/05/2021	10,099,989	5,258,307	0.44

Total Cryptocurrency and Digital Assets		418,411,432	307,335,899	25.44

Directional Equity
Armistice Capital Offshore Fund Ltd. - side pocket - f	11/01/2020	26,067	14,006	0.00
Coatue Offshore Fund Ltd Class M-6 - b	01/01/2021	37,275,273	39,060,807	3.23
Coatue Offshore Fund Ltd Liquidation Account - f	01/01/2021	6,454,470	5,058,792	0.42
Harvest Claro, LLC - f	04/01/2021	18,352,305	4,491,475	0.37
Third Point Venture Offshore Fund I LP - e	10/14/2021	7,566,006	6,385,783	0.53
Whale Rock Flagship Fund Ltd - side pocket - f	11/01/2020	6,079,873	2,906,415	0.24

Total Directional Equity		75,753,994	57,917,278	4.79

Event Driven
AMC Credit Opportunities (Offshore) Fund LP Series A - b,g	03/01/2023	10,000,000	10,008,536	0.83
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	123,769,361	140,134,556	11.60
Canyon Balanced Fund L.P. - b,g	05/01/2023	24,000,000	24,359,333	2.02
Marathon European Credit Opportunity Fund II LP - e	02/01/2014	1,399,460	1,794,202	0.15
Medalist Partners Harvest SPV Ltd - f,n	04/01/2021	11,625,090	5,583,373	0.46
Oaktree Value Opportunities (Cayman) Fund, Ltd. - b,h	05/01/2023	36,500,000	36,375,472	3.01
Seer Capital Partners Fund L.P. - f	01/01/2012	4,965,466	6,285,920	0.52
Seer Capital Partners Offshore Fund II Ltd. - f	01/01/2020	31,989,703	26,247,205	2.17
Seer Capital Partners Offshore Fund Ltd. - f	01/01/2016	5,253,878	6,331,775	0.53
Third Point Partners Qualified LP - b	06/01/2023	91,966,149	93,069,743	7.70

Total Event Driven		341,469,107	350,190,115	28.99

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

	First Acquisition Date	Cost		Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)
Relative Value
Millennium International, Ltd. - b,g	08/01/2015	$62,705,349		$84,395,617	6.99%
Point72 Capital International, Ltd. - b,g	06/01/2020	156,293,317		221,705,950	18.35

Total Relative Value		218,998,666		306,101,567	25.34

Total Investments in Investment Funds - *		$1,054,633,199	†	$1,021,544,859	84.56

Investments in Securities
Antigua and Barbuda
Private Equity - ‡
FTX Trading Ltd. - j,o
Common stock (244,196 shares)	10/21/2021	$5,777,189		$—	0.00%
Series B preferred stock (352,658 shares)	08/02/2022	16,836,723		—	0.00
Series B-1 preferred stock (61,049 shares)	10/21/2021	2,222,794		—	0.00
Series C preferred stock (265,710 shares)	01/25/2022	12,370,621		—	0.00
Canada
Exchange Traded Fund (ETF)
CI Galaxy Bitcoin ETF (2,900,000 shares)	06/26/2023	16,531,996		16,646,000	1.38
Purpose Bitcoin ETF (9,385,000 shares)	06/26/2023	52,410,631		52,462,150	4.34
Cyprus
Private Equity - ‡
Genesis Digital Assets Limited - k
Ordinary shares (8 shares)	01/24/2022	24,900,962		4,487,421	0.37
Series A preferred shares (17 shares)	08/01/2021	35,416,667		9,535,769	0.79
United States
Private Equity - ‡
Chime Financial, Inc. - l
Series F preferred stock (373,534 shares)	11/24/2021	25,799,993		16,625,235	1.37
Homebrew Ventures I, L.P. - l,m	07/01/2021	11,987,538		4,344,460	0.36
Lightning Labs, Inc. - j	01/01/2022	2,000,000		1,794,462	0.15
MoonPay SPV LLC - l	02/01/2022	1,000,000		589,613	0.05
New York Digital Investment Group LLC Class B2 (945 shares) - j	08/19/2021	22,620,000		5,332,306	0.44
Nova Labs, Inc.
Common stock (187,014 shares) - j	04/15/2022	10,016,470		5,113,202	0.42
Payward, Inc. - j
Series A preferred stock (352,861 shares)	12/01/2021	18,090,987		7,208,932	0.60
Series seed preferred stock (258,000 shares)	11/01/2021	13,287,000		5,294,630	0.44

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

	First Acquisition Date	Cost		Fair Value	% of Shareholders’ Capital
Investments in Securities (continued)
United States (continued)
Private Equity - ‡ (continued)
West Realm Shires Inc. - j,o
Class A common stock (1,310,000 shares)	11/10/2021	$199,945		$—	0.00%
Series A preferred stock (8,533,916 shares)	01/25/2022	19,499,998		—	0.00

Total Investments in Securities - *		$290,969,514	†	$129,434,180	10.71

Other Assets, less Liabilities				57,178,464	4.73

Shareholders’ Capital				$1,208,157,503	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted daily.
b	Redemptions permitted quarterly.
c	Redemptions permitted weekly.
d	Redemptions permitted semi-annually.
e	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $8,179,985 (0.80% of total Investments in Investment Funds) of term vehicles at June 30, 2023.
f

Illiquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund. The Company held $94,277,794 (9.23% of total Investments in Investment Funds) of illiquid investments at June 30, 2023.

g	As of June 30, 2023, subject to gated redemptions (these are investor-level percentage limitations on redemption).
h	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
i

The Investment Fund is held by SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), a wholly-owned subsidiary of the Company. Investment Funds held by the Sub-Fund represent 11.50% of the total Investments in Investment Funds.

j	The industry for these securities is digital asset trading & servicing.
k	The industry for these securities is digital asset mining.
l	The industry for these securities is financial technology.
m	Forward agreement to receive shares of Plaid Inc. at a future date.
n

The investment is a restructuring of the Company’s interest in Medalist Partners Harvest Fund, LP and Medalist Partners Harvest Fund Ltd, which were first acquired on 8/1/2016 and 7/1/2017, respectively.

o

During the period, a related party owning a passive economic interest in the Adviser had a controlling interest in the private investments. The private investments are currently under Chapter 11 bankruptcy proceedings.

‡

The Company’s Investments in Investment Funds and private equities are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.

*	All Investments in Investment Funds and securities are non-income producing.
†	The cost and unrealized appreciation/(depreciation) of investments as of June 30, 2023, as computed for federal tax purposes, were as follows:

Aggregate cost	$1,544,399,700

Gross unrealized appreciation	$22,177,069
Gross unrealized depreciation	(415,597,730)

Net unrealized depreciation	$(393,420,661)

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments

June 30, 2023 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of June 30, 2023, by Accounting Standards Codification (“ASC”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at June 30, 2023

Investments in Investment Funds	$—	$—	$9,749,782	$1,011,795,077	$1,021,544,859

Investments in Securities
Exchange Traded Fund (ETF)	$69,108,150	$—	$—	$—	$69,108,150

Private Equity	$—	$—	$60,326,030	$—	$60,326,030

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $1,011,795,077 have not been categorized in the fair

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

June 30, 2023 (Unaudited)

value hierarchy. This amount includes $117,467,480 held by SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), which was organized as an exempted Cayman Islands limited liability company on December 9, 2020 and is a wholly owned subsidiary of the Company. $5,258,307 of the total investments in Investment Funds previously not categorized in the fair value hierarchy transferred during the period to Level 3 as a result of a change in valuation methodology used to value the Company’s investment in Pomp Bracket Digital Assets IV, LLC. The Company also has investments in securities in the amount of $60,326,030.

The following table details purchases, sales and in-kind transfer of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Fair Value Measurements Using Level 3 Inputs
	Cryptocurrency and Digital Assets	Directional Equity	Private Equity	Total Investments

Purchases	$-	$-	$-	$-

There was $(4,841,682), $(13,860,830) and $(161,700,857) unrealized depreciation on cryptocurrency and digital assets, directional equity and private equity respectively, for the period ending June 30, 2023.

The following table summarizes the valuation methodology and significant unobservable inputs used to estimate the fair value of Level 3 investments as of June 30, 2023.

Type of Level 3 Investment	Fair Value as of June 30, 2023	Valuation Technique	Unobservable Input	Input (weighted average)

Investments in Investment Funds
Directional Equity and Digital Assets	$9,749,782	Market comparable companies	Revenue Multiple	23.5x-26.4x
Investments in Securities
Private Equity	$60,326,030	Market comparable companies	Revenue Multiple	9.2x-10.9x
		Market comparable companies	EBITDA Multiple	4.7x-6.8x

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of June 30, 2023 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Cryptocurrency and Digital Assets Investment Managers may pursue a variety of investment strategies in managing digital assets of an Investment Fund, and the Company may invest in Investment Funds that provide access to a particular digital asset or assets without a discretionary investment strategy. The Company may also invest in Investment Funds whose Investment Managers have discretion to manage a diversified portfolio of digital assets. The Company and Investment

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Funds may hold long and short positions in digital assets. The Company and Investment Funds may also invest in securities of companies related, in whole or in part, to digital assets or digital asset technologies (including digital asset miners, payment technologies, digital security, or crypto trading exchanges), or that otherwise have direct or indirect exposure to emerging technologies. The Company and Investment Funds may invest in derivative contracts on digital assets, including cryptocurrency swap agreements, for hedging purposes and non-hedging purposes. The Company may use its assets to offset the carbon footprint associated with the Company’s exposure to Bitcoin and other digital assets. The Investment Funds within this strategy have daily to semi-annual liquidity, subject to a 1 to 120 day notice period. Investment Funds in this strategy, representing approximately 12 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 44 percent of the Investment Funds in this strategy have gated redemptions. Approximately 6 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 24 months. The remaining approximately 38 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 day notice period. Investment Funds in this strategy, representing approximately 22 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 11 percent of the Investment Funds in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. The remaining approximately 67 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 60 to 90 day notice period. Investment Funds in this strategy, representing approximately 13 percent of the Investment Funds in this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 10 percent of the Investment Funds in this strategy have gated redemptions. Approximately 1 percent of the Investment Funds in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. Approximately 10 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. The remaining approximately 66 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. 100 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months.

Private Equity Investments: The Company also makes private investments in emerging portfolio companies (e.g., venture capital and growth equity investments) and may, on occasion, purchase and hold public equities. Equity investments are valued at initial transaction price and may subsequently be valued using valuation models in the absence of readily observable market prices. Valuation models are generally based on (i) earnings before interest, taxes, depreciation and amortization (EBITDA) multiples analysis, (ii) the value attributable to the equity instrument from the enterprise value of the portfolio company or the proceeds that would be received if the portfolio company liquidated, and (iii) market and income (discounted cash flow) approaches, in which various internal and external factors are considered. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and investment terminal values derived from EBITDA multiples. An illiquidity discount may be applied where appropriate.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a readily available market existed for such assets or liabilities and the values that may ultimately be realized. Accordingly, the degree of judgment exercised by the Manager in determining fair value is greatest for assets or liabilities categorized as Level 3.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

June 30, 2023 (Unaudited)

were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.